UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 23, 2011

CASABLANCA MINING LTD.
(Name of small business issuer specified in its charter)

Nevada	000-53558	80-0214005
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

9880 Magnolia Ave. Suite 176
Santee, CA  92071
(Address of principal executive offices)

 (former name or former address, if changed since last report)

619-717-8047
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 23, 2011, Casablanca Mining Ltd. (the “Company”) issued a press release announcing that it had received a National Instrument 43-101 - Standards of Disclosure for Mineral Projects ("NI 43-101") technical report on its Free Gold Property in the Marga Marga River basin located in Valparaiso, Chile.  The full NI 43-101 report is available on the Company’s website, at www.casablancamining.com.

A copy of the Company’s press release and a copy of the NI 43-101 are attached to this Current Report on Form 8-K as Exhibit 99.1 and Exhibit 99.2 respectively.  The press release and NI 43-101 are incorporated herein solely for the purpose of this Item 8.01 disclosure.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

 (d)           Exhibits:

Exhibit	Description

99.1	Press release dated June 23, 2011, issued by Casablanca Mining Ltd.
99.2	National Instrument 43-101 Independent Technical Report, Free Gold Project

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2011	CASABLANCA MINING LTD.
	By:	/s/ Trisha Malone
Trisha Malone
Chief Financial Officer